EXHIBIT 10.2


[LOGO OF BEAR STEARNS]

                                            BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                              383 MADISON AVENUE
                                                        NEW YORK, NEW YORK 10179
                                                                    212-272-4009

DATE:                     July 13, 2006

TO: Wells Fargo Bank, N.A., not individually, but solely as Securities Administrator on behalf of SG Mortgage Securities Trust 2006-FRE2, Asset-Backed Certificates, Series 2006-FRE2,

ATTENTION:                Client Manager - SGMS 2006-FRE2
TELEPHONE:                410-884-2000
FACSIMILE:                410-715-2380
FROM:                     Derivatives Documentation
TELEPHONE:                212-272-2711
FACSIMILE:                212-272-9857

SUBJECT:                  Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER:         FXNSC8458

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the current Transaction entered into on the Trade Date specified below (the "Current Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Wells Fargo Bank, N.A., not individually, but solely as Securities Administrator on behalf of SG Mortgage Securities Trust 2006-FRE2, Asset-Backed Certificates, Series 2006-FRE2 ("Counterparty") under the Pooling and Servicing Agreement, dated as of July 1, 2006, among Wells Fargo Bank, N.A., as Master Servicer Securities Administrator and Custodian, SG Mortgage Securities, LLC, as Depositor and HSBC Bank USA, National Association, as Trustee (the "Pooling and Servicing Agreement"). This letter agreement constitutes the sole and complete "Confirmation," as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms capitalized but not defined herein shall have the meanings attributed to them in the Pooling and Servicing Agreement.

Reference Number:  FXNSC8458
Wells Fargo Bank, N.A., not individually, but solely as Securities Administrator on behalf of SG Mortgage Securities Trust 2006-FRE2, Asset-Backed Certificates, Series 2006-FRE2
July 13, 2006
Page 2 of 19


2. The terms of the particular Transaction to which this Confirmation relates are as follows:

      Notional Amount:        With respect to any Calculation Period, the amount
                              set forth for such period in Schedule I attached hereto.

      Trade Date:             June 26, 2006

      Effective Date:         July 13, 2006

      Termination Date:       July 25, 2011

      Fixed Amount:

           Fixed Rate Payer:  Counterparty

           Fixed Rate Payer
           Period End Dates:  The 25th calendar day of each month during the
                              Term of this Transaction, commencing August 25, 2006, and ending on the Termination Date, with No Adjustment.

           Fixed Rate Payer
           Payment Dates:     Early Payment shall be applicable. The Fixed Rate
                              Payer Payment Date shall be two Business Day prior to each Fixed Rate Payer Period End Date.

           Fixed Rate:        With respect to any Calculation Period, the rate
                              set forth for such period in Schedule I attached hereto.

           Fixed Rate Day
           Count Fraction:    30/360

      Floating Amounts:

           Floating Rate
           Payer:             BSFP

           Floating Rate
           Payer
           Period End Dates:  The 25th calendar day of each month during the
                              Term of this Transaction, commencing August 25, 2006, and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

           Floating Rate
           Payer
           Payment Dates:     Early Payment shall be applicable. The Floating
                              Rate Payer Payment Date shall be two Business Day prior to each Floating Rate Payer Period End Date.

Reference Number:  FXNSC8458
Wells Fargo Bank, N.A., not individually, but solely as Securities Administrator on behalf of SG Mortgage Securities Trust 2006-FRE2, Asset-Backed Certificates, Series 2006-FRE2
July 13, 2006
Page 3 of 19


           Floating Rate for
           initial
           Calculation
           Period:            5.39013%

           Floating Rate
           Option:            USD-LIBOR-BBA

           Designated
           Maturity:          One month, except for the initial Calculation
                              Period.

           Spread:            None

           Floating Rate Day
           Count Fraction:    Actual/360

           Reset Dates:       The first day of each Calculation Period.

           Compounding:       Inapplicable

      Business Days:          New York and London

      Business Day
      Convention:             Modified Following

      Additional Amount:      In connection with entering into this Transaction
                              USD 3,452,000 is payable by Counterparty to BSFP on July 13, 2006.

3.    Additional Provisions:  Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

4.    Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
      Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2) Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Breach of Agreement" provision of Section 5(a)(ii) will not apply to BSFP or Counterparty.

Reference Number:  FXNSC8458
Wells Fargo Bank, N.A., not individually, but solely as Securities Administrator on behalf of SG Mortgage Securities Trust 2006-FRE2, Asset-Backed Certificates, Series 2006-FRE2
July 13, 2006
Page 4 of 19


(c) "Credit Support Default" provisions of Section 5(a)(iii) will not apply to Counterparty and will not apply to BSFP unless BSFP has obtained a guarantee or other agreement pursuant to paragraph 14 below.

(d) "Misrepresentation" provisions of Section 5(a)(iv) will not apply to BSFP or Counterparty.

(e) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(f) The "Cross Default" provisions of Section 5(a)(vi) will not apply to BSFP or to Counterparty.

(g) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(h) The "Bankruptcy" provision of Section 5(a)(vii)(2) will be inapplicable to Counterparty.

(i) The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(j) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

      (i)   Market Quotation will apply.

      (ii)  The Second Method will apply.

(k)   "Termination Currency" means United States Dollars.

(l) The "Merger without Assumption" provision of Section 5(a)(viii) will not apply to Counterparty.

(m) The "Tax Event Upon Merger" will apply to BSFP and not apply to Counterparty.

3)    Tax Representations.

      (a) Payer Representations. For the purpose of Section 3(e) of the ISDA Form Master Agreement, each of BSFP and the Counterparty will make the following representations:

      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under

Reference Number:  FXNSC8458
Wells Fargo Bank, N.A., not individually, but solely as Securities Administrator on behalf of SG Mortgage Securities Trust 2006-FRE2, Asset-Backed Certificates, Series 2006-FRE2
July 13, 2006
Page 5 of 19


      Section 2(e), 6(d)(ii) or 6(e) of the ISDA Form Master Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

            (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

            (ii) the satisfaction of the agreement contained in Section 4(a)(iii) of the ISDA Form Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(iii) of the ISDA Form Master Agreement; and

            (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause
            (ii) and the other party does not deliver a form or document under
            Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

      (b) Payee Representations. For the purpose of Section 3(f) of the ISDA Form Master Agreement, each of BSFP and the Counterparty make the following representations.

      The following representation will apply to BSFP:

      BSFP is a corporation organized under the laws of the State of Delaware and its U.S. taxpayer identification number is 13-3866307.

      The following representation will apply to the Counterparty:

      Counterparty represents that it is the Securities Administrator under the Pooling and Servicing Agreement.

4) [Reserved]

5) Documents to be Delivered. For the purpose of Section 4(a):

(1) Tax forms, documents, or certificates to be delivered are:

Reference Number:  FXNSC8458
Wells Fargo Bank, N.A., not individually, but solely as Securities Administrator on behalf of SG Mortgage Securities Trust 2006-FRE2, Asset-Backed Certificates, Series 2006-FRE2
July 13, 2006
Page 6 of 19


Party required to       Form/Document/         Date by which to
deliver                 Certificate            be delivered
document


BSFP and                Any document required  Promptly after the earlier of
the Counterparty        or reasonably          (i) reasonable demand by either
                        requested to allow     party or (ii) learning that such
                        the other party to     form or document is required
                        make payments under
                        this Agreement
                        without any deduction
                        or withholding for or
                        on the account of any
                        Tax or with such
                        deduction or
                        withholding at a
                        reduced rate

(2)   Other documents to be delivered are:

Party required      Form/Document/     Date by which to   Covered by Section
to deliver          Certificate        be delivered       3(d) Representation
document

BSFP and            Any documents      Upon the           Yes
the Counterparty    required by the    execution and
                    receiving party    delivery of this
                    to evidence the    Agreement and
                    authority of the   such Confirmation
                    delivering party
                    or its Credit
                    Support Provider,
                    if any, for it to
                    execute and
                    deliver this
                    Agreement, any
                    Confirmation, and
                    any Credit
                    Support Documents
                    to which it is a
                    party, and to
                    evidence the
                    authority of the
                    delivering party
                    or its Credit
                    Support Provider
                    to perform its
                    obligations under

Reference Number:  FXNSC8458
Wells Fargo Bank, N.A., not individually, but solely as Securities Administrator on behalf of SG Mortgage Securities Trust 2006-FRE2, Asset-Backed Certificates, Series 2006-FRE2
July 13, 2006
Page 7 of 19


Party required      Form/Document/     Date by which to   Covered by Section
to deliver          Certificate        be delivered       3(d) Representation
document

                    this Agreement,
                    such Confirmation
                    and/or Credit
                    Support Document,
                    as the case may be

BSFP and            A certificate of   Upon the           Yes
the Counterparty    an authorized      execution and
                    officer of the     delivery of this
                    party, as to the   Agreement and
                    incumbency and     such Confirmation
                    authority of the
                    respective
                    officers of the
                    party signing
                    this Agreement,
                    any relevant
                    Credit Support
                    Document, or any
                    Confirmation, as
                    the case may be

BSFP                Legal opinion(s)   Upon the           No
                    with respect to    execution and
                    such party and     delivery of this
                    its Credit         Agreement and any
                    Support Provider,  Confirmation
                    if any, for it
                    reasonably
                    satisfactory in
                    form and
                    substance to the
                    other party
                    relating to the
                    enforceability of
                    the party's
                    obligations under
                    this Agreement

Counterparty        An executed copy   Within 30 days     No
                    of the Pooling     after the date of
                    and Servicing      this Agreement
                    Agreement

Reference Number:  FXNSC8458
Wells Fargo Bank, N.A., not individually, but solely as Securities Administrator on behalf of SG Mortgage Securities Trust 2006-FRE2, Asset-Backed Certificates, Series 2006-FRE2
July 13, 2006
Page 8 of 19


6)    Miscellaneous.

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

      Address for notices or communications to BSFP:

            Address:    383 Madison Avenue, New York, New York 10179
            Attention:  DPC Manager
            Facsimile:  (212) 272-5823

      with a copy to:

            Address:    One Metrotech Center North, Brooklyn, New York 11201
            Attention:  Derivative Operations - 7th Floor
            Facsimile:  (212) 272-1634

            (For all purposes)

      Address for notices or communications to the Counterparty:

            Address:    Wells Fargo Bank, N.A.
                        9062 Old Annapolis Road
                        Columbia, Maryland 21045
            Attention:  Client Manager -SGMS 2006-FRE2
            Facsimile:  410-715-2380
            Phone:      410-884-2000

            (For all purposes)

(b)   Process Agent. For the purpose of Section 13(c):

                  BSFP appoints as its
                  Process Agent:                Not Applicable

                  The Counterparty appoints as its
                  Process Agent:                Not Applicable

(c) Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

Reference Number:  FXNSC8458
Wells Fargo Bank, N.A., not individually, but solely as Securities Administrator on behalf of SG Mortgage Securities Trust 2006-FRE2, Asset-Backed Certificates, Series 2006-FRE2
July 13, 2006
Page 9 of 19


(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

      BSFP is not a Multibranch Party.

      The Counterparty is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is BSFP provider, however if an Event of Default has occurred and is continuing with respect to BSFP, then the Counterparty or a Reference Market-maker designated by Counterparty shall be Calculation Agent.

(f)   Credit Support Document.

      BSFP: Not applicable, unless BSFP has obtained a guarantee or other agreement pursuant to paragraph 14 below.

      The Counterparty:  Not Applicable

(g) Credit Support Provider.

      BSFP: Not Applicable unless BSFP has obtained a guarantee pursuant to paragraph 14 below.

      The Counterparty: Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

Reference Number:  FXNSC8458
Wells Fargo Bank, N.A., not individually, but solely as Securities Administrator on behalf of SG Mortgage Securities Trust 2006-FRE2, Asset-Backed Certificates, Series 2006-FRE2
July 13, 2006
Page 10 of 19


(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l) BSFP is a U.S. entity and no withholding tax is payable. In the event that BSFP is no longer a U.S. entity or its obligations or this Agreement is transferred to a non-U.S. entity then the following provisions will apply and the Termination Events in Sections 5(b)(ii) and 5(b)(iii) will no longer be exercisable by BSFP:

      a) Section 2(d)(i)(4) of the ISDA Form Master Agreement is amended by (i) deleting the words "However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:"; and (ii) deleting subsections (A) and (B).

      (b) Section 2(d)(ii) of the ISDA Form Master Agreement will not apply to Counterparty.

      (c) Section 4(e) of the ISDA Form Master Agreement will not apply to the Counterparty.

      (d) The definition of "Indemnifiable Tax" contained in Section 14 of the ISDA Form Master Agreement is deleted and is replaced with the following:
      "`Indemnifiable Tax' means any and all withholding tax."

7) "Affiliate". Each of BSFP and Counterparty shall be deemed to not have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

      "(g) Relationship Between Parties.

            Each party represents to the other party on each date when it enters into a Transaction that:--

      (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

Reference Number:  FXNSC8458
Wells Fargo Bank, N.A., not individually, but solely as Securities Administrator on behalf of SG Mortgage Securities Trust 2006-FRE2, Asset-Backed Certificates, Series 2006-FRE2
July 13, 2006
Page 11 of 19


      (2) Evaluation and Understanding.

         (i) BSFP is acting for its own account and Wells Fargo Bank, N.A., is acting as Securities Administrator on behalf of the Counterparty under the Pooling and Servicing Agreement, and not for its own account. Each Party has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. It has not received from the other party any assurance or guarantee as to the expected results of this Transaction.

         (ii) It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the financial and other risks of this Transaction.

         (iii) The other party is not acting as an agent or fiduciary or an advisor for it in respect of this Transaction.

      (3) Purpose. It is an "eligible swap participant" as such term is defined in Section 35.1(b)(2) of the regulations (17 C.F.R 35) promulgated under, and an "eligible contract participant" as defined in Section 1(a)(12) of, the Commodity Exchange Act, as amended, and it is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business."

9) Securities Administrator Liability Limitations. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wells Fargo Bank, N.A. ("Wells"), not individually or personally but solely as Securities Administrator on behalf of SG Mortgage Securities Trust, Series 2006-FRE2, (b) each of the representations, undertakings and agreements herein made on the part of the Counterparty is made and intended not as a personal representation, undertaking or agreement of Wells but is made and intended for the purpose of binding only the Counterparty, (c) nothing herein contained shall be construed as imposing any liability upon Wells, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto; provided that nothing in this paragraph shall relieve Wells from performing its duties and obligations under the Pooling and Servicing Agreement in accordance with the standard of care set forth therein, (d) under no circumstances shall Wells be personally liable for the payment of any indebtedness or expenses

Reference Number:  FXNSC8458
Wells Fargo Bank, N.A., not individually, but solely as Securities Administrator on behalf of SG Mortgage Securities Trust 2006-FRE2, Asset-Backed Certificates, Series 2006-FRE2
July 13, 2006
Page 12 of 19


of the Counterparty or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Counterparty under this Agreement or any other related documents, other than due to its gross negligence or willful misconduct in performing the obligations of the Securities Administrator under the Pooling and Servicing Agreement, (e) any resignation or removal of Wells as Securities Administrator on behalf of SG Mortgage Securities Trust, Series 2006-FRE2 shall require the assignment of this agreement to Wells's replacement, and (f) Wells has been directed, pursuant to the Pooling and Servicing Agreement, to enter into this Agreement and to perform its obligations hereunder.

10) Proceedings. BSFP shall not institute against or cause any other person to institute against, or join any other person in instituting against, SG Mortgage Securities, LLC, or SG Mortgage Securities Trust 2006-FRE2, Asset-Backed Certificates, Series 2006-FRE2, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, dissolution or similar law, for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the SG Mortgage Securities Trust 2006-FRE2, Asset-Backed Certificates, Series 2006-FRE2. The provisions of this paragraph shall survive the termination of this Agreement.

11) Set-off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

12) Third party Beneficiary. Not Applicable.

13) Additional Termination Events. The following Additional Termination Events will apply:

(i) If a Rating Agency Downgrade has occurred and BSFP has not complied with
Section 14 below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such an Additional Termination Event.

(ii) If the Trust is unable to pay its Class A Certificates or fails or admits in writing its inability to pay its Class A Certificates as they become due, then an Additional Termination Event shall have occurred with respect to Counterparty and Counterparty shall be the sole Affected Party with respect to such Additional Termination Event.

(iii) The deposit by the Servicer of the Estimated Termination Price pursuant to
Section 10.01 of the Pooling and Servicing Agreement shall constitute an Additional Termination Event pursuant to which Counterparty shall be the sole Affected Party; provided that the amount due by Counterparty, if any, in respect of the related Early Termination Date shall be the lesser of (i) the

Reference Number:  FXNSC8458
Wells Fargo Bank, N.A., not individually, but solely as Securities Administrator on behalf of SG Mortgage Securities Trust 2006-FRE2, Asset-Backed Certificates, Series 2006-FRE2
July 13, 2006
Page 13 of 19


amount calculated pursuant to Section 6(e) of the ISDA Form Master Agreement and
(ii) the Estimated Swap Termination Payment.

"Estimated Swap Termination Payment" shall mean, an amount determined by BSFP in its sole discretion as the maximum payment that could be owed by Counterparty with respect to such Early Termination Date pursuant to Section 6(e) of the ISDA Form Master Agreement taking into account then current market conditions.

Within one Business Day after the request by the Securities Administrator, BSFP agrees to provide to the Securities Administrator the Estimated Termination Payment.

(iv) If, upon the occurrence of a Swap Disclosure Event (as defined in Section 15 below) BSFP has not, within ten (10) days after such Swap Disclosure Event complied with any of the provisions set forth in Section 15(iii) below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such Additional Termination Event.

(v) Amendments to Pooling and Servicing Agreement. Without the prior written consent of BSFP, Counterparty shall not consent to any amendment or supplemental agreement to the Pooling and Servicing Agreement if such amendment or supplemental agreement could reasonably be expected to have a material adverse effect on the interests of BSFP, if such consent is required under the Pooling and Servicing Agreement. Counterparty will furnish to BSFP a copy of each proposed and each executed amendment or supplemental agreement and copies of any related Rating Agency confirmation therewith, if any, if required pursuant to the Pooling and Servicing Agreement. The failure by Counterparty to comply with the above shall constitute an Additional Termination Event hereunder, upon which Counterparty shall be the sole Affected Party and all Transactions hereunder shall be Affected Transactions.

14) Rating Agency Downgrade. In the event that BSFP's long-term unsecured and unsubordinated debt rating is reduced below "AA-" by S&P or its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "Aa3" by Moody's (and together with S&P, the "Swap Rating Agencies", and such rating thresholds, "Approved Rating Thresholds"), then within 30 days after such rating withdrawal or downgrade (unless, within 30 days after such withdrawal or downgrade, each such Swap Rating Agency, as applicable, has reconfirmed the rating of the Certificates, which was in effect immediately prior to such withdrawal or downgrade), BSFP shall, at its own expense, subject to the Rating Agency Condition, either (i) seek another entity to replace BSFP as party to this Agreement that meets or exceeds the Approved Rating Thresholds on terms substantially similar to this Agreement, (ii) obtain a guaranty of, or other agreement of another person with the Approved Rating Thresholds, to honor, BSFP's obligations under this Agreement or (iii) take any other action that satisfies the Rating Agency Condition. BSFP's failure to do any of the foregoing shall, at the Counterparty's option, constitute an Additional Termination Event with BSFP as the Affected Party. In the event that BSFP's long-term unsecured and unsubordinated debt rating is withdrawn or reduced

Reference Number:  FXNSC8458
Wells Fargo Bank, N.A., not individually, but solely as Securities Administrator on behalf of SG Mortgage Securities Trust 2006-FRE2, Asset-Backed Certificates, Series 2006-FRE2
July 13, 2006
Page 14 of 19


below "BBB-" by S&P, then within 10 Business Days after such rating withdrawal or downgrade, BSFP shall, subject to the Rating Agency Condition and at its own expense, either (i) secure another entity to replace BSFP as party to this Agreement that meets or exceeds the Approved Rating Thresholds on terms substantially similar to this Agreement, (ii) obtain a guaranty of, or other agreement of another person with the Approved Rating Thresholds, to honor, BSFP's obligations under this Agreement or (iii) take any other action that satisfies the Rating Agency Condition. For purposes of this provision, "Rating Agency Condition" means, with respect to any particular proposed act or omission to act hereunder that the party acting or failing to act must consult with each of the Swap Rating Agencies then providing a rating of the Certificates and receive from each of the Swap Rating Agencies a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Certificates.

15) Compliance with Regulation AB.

(i) BSFP agrees and acknowledges that SG Mortgage Securities, LLC, ("SGMS") and SG Mortgage Finance Corp. ("SGMFC") are required under Regulation AB under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the "Exchange Act") ("Regulation AB"), to disclose certain financial information regarding BSFP or its group of affiliated entities, if applicable, depending on the aggregate "significance percentage" of this Agreement and any other derivative contracts between BSFP or its group of affiliated entities, if applicable, and Counterparty, as calculated from time to time in accordance with
Item 1115 of Regulation AB.

(ii) It shall be a swap disclosure event ("Swap Disclosure Event") if, on any Business Day after the date hereof, SGMS or SGMFC requests from BSFP the applicable financial information described in Item 1115 of Regulation AB (such request to be based on a reasonable determination by SGMS, in good faith, that such information is required under Regulation AB) (the "Swap Financial Disclosure").

(iii) Upon the occurrence of a Swap Disclosure Event, BSFP, at its own expense, shall (a) provide to SGMS or SGMFC the Swap Financial Disclosure within (5) Business Days of such Swap Disclosure Event or (b) secure another entity to replace BSFP as party to this Agreement on terms substantially similar to this Agreement and subject to prior notification to the Swap Rating Agencies, which entity meets or exceeds the Approved Rating Thresholds or which otherwise satisfies the Rating Agency Condition and which entity is able to comply with the requirements of Item 1115 of Regulation AB (any such entity, a "Regulation AB approved entity) within (5) Business Days. If permitted by Regulation AB, any required Swap Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Exchange Act.

(iv) BSFP agrees that, in the event that BSFP provides Swap Financial Disclosure to SGMS or SGMFC in accordance with clause (iii)(a) of paragraph 17 it will indemnify and hold harmless

Reference Number:  FXNSC8458
Wells Fargo Bank, N.A., not individually, but solely as Securities Administrator on behalf of SG Mortgage Securities Trust 2006-FRE2, Asset-Backed Certificates, Series 2006-FRE2
July 13, 2006
Page 15 of 19


SGMS and SGMFC, their respective directors or officers and any person controlling SGMS or SGMFC, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in such Swap Financial Disclosure or caused by any omission or alleged omission to state in such Swap Financial Disclosure a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

16) Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless each of S&P and Moody's has been provided notice of the same and each of S&P and Moody's confirms in writing (including by facsimile transmission) that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of the Certificates.

17) Non-Recourse. Notwithstanding any provision herein or in the ISDA Form Master Agreement to the contrary, the obligations of Counterparty hereunder are limited recourse obligations of Counterparty, payable solely from the Swap Account and the proceeds thereof, in accordance with the terms of the Pooling and Servicing Agreement. In the event that the Swap Account and proceeds thereof should be insufficient to satisfy all claims outstanding and following the realization of the Swap Account and the proceeds thereof, any claims against or obligations of Counterparty under the ISDA Form Master Agreement or any other confirmation thereunder still outstanding shall be extinguished and thereafter not revive. The Securities Administrator shall not have liability for any failure or delay in making a payment hereunder to BSFP due to any failure or delay in receiving amounts in the Swap Account from the Trust created pursuant to the Pooling and Servicing Agreement. The provisions of this paragraph shall survive the termination of the Agreement.

      NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT UNLESS BSFP HAS OBTAINED A GUARANTEE OR OTHER AGREEMENT PURSUANT TO PARAGRAPH 14.

5.    Account Details and
      Settlement Information: Payments to BSFP:
                              Citibank, N.A., New York
                              ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                              Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                              Sub-account Number:  102-04654-1-3
                              Attention: Derivatives Department

Reference Number:  FXNSC8458
Wells Fargo Bank, N.A., not individually, but solely as Securities Administrator on behalf of SG Mortgage Securities Trust 2006-FRE2, Asset-Backed Certificates, Series 2006-FRE2
July 13, 2006
Page 16 of 19


                              Payments to Counterparty:
                              Wells Fargo Bank, N.A.
                              San Francisco, California
                              ABA#: 121-000-248
                              Account#: 3970771416
                              Account Name: SAS Clearing
                              FFC: 50931102

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.



By:  /s/ ANNIE MANEVITZ
   ------------------------------------
   Name:  ANNIE MANEVITZ
   Title: AUTHORIZED SIGNATORY

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

Reference Number:  FXNSC8458
Wells Fargo Bank, N.A., not individually, but solely as Securities Administrator on behalf of SG Mortgage Securities Trust 2006-FRE2, Asset-Backed Certificates, Series 2006-FRE2
July 13, 2006
Page 17 of 19


WELLS FARGO BANK, N.A., NOT INDIVIDUALLY, BUT SOLELY AS SECURITIES ADMINISTRATOR ON BEHALF OF SG MORTGAGE SECURITIES TRUST 2006-FRE2, ASSET-BACKED CERTIFICATES, SERIES 2006-FRE2



By:  /s/ Peter A. Gobell
   ------------------------------------
   Name:  Peter A. Gobell
   Title: Vice President


am

Reference Number:  FXNSC8458
Wells Fargo Bank, N.A., not individually, but solely as Securities Administrator on behalf of SG Mortgage Securities Trust 2006-FRE2, Asset-Backed Certificates, Series 2006-FRE2
July 13, 2006
Page 18 of 19


                                   SCHEDULE I

(For the purposes of (i) determining Floating Amounts, all such dates subject to adjustment in accordance with the Business Day Convention and (ii) determining
             Fixed Amounts, all such dates subject to No Adjustment)


 From and including   To but excluding   Notional Amount (USD)     Fixed Rate
 ------------------   ----------------   ---------------------   --------------
     25-Aug-06            25-Aug-06         1,776,458,000.00        5.3500%
     25-Sep-06            25-Sep-06         1,760,006,643.84        5.6000%
     25-Oct-06            25-Oct-06         1,750,946,077.95        5.6000%
     25-Nov-06            25-Nov-06         1,744,913,946.73        5.6000%
     25-Dec-06            25-Dec-06         1,718,677,124.78        5.6000%
     25-Jan-07            25-Jan-07         1,689,604,141.72        5.6000%
     25-Feb-07            25-Feb-07         1,657,701,561.88        5.6000%
     25-Mar-07            25-Mar-07         1,621,248,861.42        5.6000%
     25-Apr-07            25-Apr-07         1,582,211,157.25        5.6000%
     25-May-07            25-May-07         1,535,804,145.69        5.6000%
     25-Jun-07            25-Jun-07         1,486,588,080.95        5.6000%
     25-Jul-07            25-Jul-07         1,436,965,685.50        5.6000%
     25-Aug-07            25-Aug-07         1,388,354,070.01        5.6000%
     25-Sep-07            25-Sep-07         1,340,369,635.29        5.6000%
     25-Oct-07            25-Oct-07         1,293,848,910.86        5.6000%
     25-Nov-07            25-Nov-07         1,250,108,970.24        5.6000%
     25-Dec-07            25-Dec-07         1,203,473,143.32        5.6000%
     25-Jan-08            25-Jan-08         1,155,211,328.98        5.6000%
     25-Feb-08            25-Feb-08         1,086,817,200.23        5.6000%
     25-Mar-08            25-Mar-08         1,022,652,186.11        5.6000%
     25-Apr-08            25-Apr-08          962,459,123.44         5.6000%
     25-May-08            25-May-08          905,973,035.45         5.6000%
     25-Jun-08            25-Jun-08          852,933,042.75         5.6000%
     25-Jul-08            25-Jul-08          803,203,916.10         5.6000%
     25-Aug-08            25-Aug-08          453,917,305.59         5.6000%
     25-Sep-08            25-Sep-08          427,629,086.18         5.6000%
     25-Oct-08            25-Oct-08          402,949,541.45         5.6000%
     25-Nov-08            25-Nov-08          379,753,147.03         5.6000%
     25-Dec-08            25-Dec-08          357,889,459.48         5.6000%
     25-Jan-09            25-Jan-09          345,522,433.47         5.6000%
     25-Feb-09            25-Feb-09          333,593,841.50         5.6000%
     25-Mar-09            25-Mar-09          322,082,794.74         5.6000%
     25-Apr-09            25-Apr-09          310,974,355.83         5.6000%
     25-May-09            25-May-09          300,254,140.30         5.6000%
     25-Jun-09            25-Jun-09          289,908,376.41         5.6000%

Reference Number:  FXNSC8458
Wells Fargo Bank, N.A., not individually, but solely as Securities Administrator on behalf of SG Mortgage Securities Trust 2006-FRE2, Asset-Backed Certificates, Series 2006-FRE2
July 13, 2006
Page 19 of 19


 From and including   To but excluding   Notional Amount (USD)     Fixed Rate
 ------------------   ----------------   ---------------------   --------------
     25-Jul-09            25-Jul-09          279,924,235.92         5.6000%
     25-Aug-09            25-Aug-09          270,288,203.53         5.6000%
     25-Sep-09            25-Sep-09          260,987,905.07         5.6000%
     25-Oct-09            25-Oct-09          252,026,328.29         5.6000%
     25-Nov-09            25-Nov-09          243,434,072.86         5.6000%
     25-Dec-09            25-Dec-09          235,135,853.39         5.6000%
     25-Jan-10            25-Jan-10          227,121,909.53         5.6000%
     25-Feb-10            25-Feb-10          219,382,098.54         5.6000%
     25-Mar-10            25-Mar-10          211,907,005.75         5.6000%
     25-Apr-10            25-Apr-10          204,687,541.28         5.6000%
     25-May-10            25-May-10          197,714,928.56         5.6000%
     25-Jun-10            25-Jun-10          190,980,693.70         5.6000%
     25-Jul-10            25-Jul-10          184,476,847.50         5.6000%
     25-Aug-10            25-Aug-10          178,195,284.59         5.6000%
     25-Sep-10            25-Sep-10          172,128,377.42         5.6000%
     25-Oct-10            25-Oct-10          166,268,761.48         5.6000%
     25-Nov-10            25-Nov-10          160,609,325.89         5.6000%
     25-Dec-10            25-Dec-10          155,143,205.04         5.6000%
     25-Jan-11            25-Jan-11          149,863,903.32         5.6000%
     25-Feb-11            25-Feb-11          144,764,876.49         5.6000%
     25-Mar-11            25-Mar-11          139,839,943.98         5.6000%
     25-Apr-11            25-Apr-11          135,083,138.04         5.6000%
     25-May-11            25-May-11          130,488,696.32         5.6000%
     25-Jun-11            25-Jun-11          126,050,987.49         5.6000%
     25-Jul-11        Termination Date       121,759,382.31         5.6000%